IDEX MUTUAL FUNDS

                              IDEX AEGON TAX EXEMPT

        SUPPLEMENT DATED APRIL 4, 2000 TO PROSPECTUS DATED MARCH 1, 2000

Please retain this supplement for reference.

At a meeting of the Board of Trustees (the "Board") of IDEX Mutual Funds on March 20, 2000, the Board was notified that AEGON USA Investment Management, Inc. (AIMI), sub-adviser of IDEX AEGON Tax Exempt (the "Fund"), will no longer serve as sub-adviser to the Fund effective June 15, 2000. As a result, effective June 15, 2000, AIMI will terminate the Investment Counsel (Sub-Advisory) Agreement dated April 22, 1992, as amended March 1, 1999, between Idex Management, Inc. and AIMI, and AIMI will no longer provide investment management services to the Fund.

The Board has selected Federated Investment Management Company ("Federated") to replace AIMI as sub-adviser to the Fund effective June 15, 2000, subject to approval by the Fund's shareholders. The Board also approved March 21, 2000 as the record date and June 5, 2000 as the date for the meeting of shareholders of the Fund to consider the transfer of AIMI's investment management responsibilities to Federated with no change in the overall investment management fees paid by the Fund (the "Proposal"). There is no assurance that the Fund's shareholders will approve the Proposal.

Shareholders will also be asked to amend certain fundamental investment restrictions for the Fund so that Federated can manage the Fund in a similar manner to a Federated tax exempt fund. The Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Fund. Nor does the Board anticipate that the proposed changes in fundamental investment policies, will, individually or in the aggregate, change materially the manner in which the Fund is managed.